                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [_]  Preliminary proxy statement.     [_]   Confidential, for use of the
  [X]  Definitive proxy statement.            Commissioner only (as permitted by
  [_]  Definitive additional materials.       Rule 14a-6(e)(2).
  [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                        Transamerica Income Shares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
              (1) Title of each class of securities to which transaction applies: N/A
              (2) Aggregate number of securities to which transaction
                  applies: N/A
              (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
              (4) Proposed maximum aggregate value of transaction:  N/A
              (5) Total fee paid:  $0

      [_]  Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1) Amount Previously Paid:  N/A
              (2) Form, Schedule or Registration Statement No.:  N/A
              (3) Filing Party:  N/A
              (4) Date Filed:  N/A

                       TRANSAMERICA INCOME SHARES, INC.
                            1150 SOUTH OLIVE STREET
                             LOS ANGELES, CA 90015

                                1-877-717-8861

                              PROXY STATEMENT AND
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Transamerica Income Shares, Inc.:

   Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the "Fund") will be held on July 11, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, beginning at 9:00 a.m., Pacific Time (the "Meeting"). At the Meeting, shareholders of the Fund, unless otherwise indicated below, will be called upon to consider the following proposals:

   PROPOSAL NO. 1. Election of eight new directors;

   PROPOSAL NO. 2. To ratify the Management and Investment Advisory Agreement between the Fund and AEGON/Transamerica Fund Advisers, Inc. (the "Agreement"); and

   PROPOSAL NO. 3. To ratify Ernst & Young LLP as independent auditors;

as set forth in the Proxy Statement, and to conduct such other business as may properly come before the Meeting and any related follow-up meetings.

   Shareholders of record as of the close of business on April 26, 2002 are entitled to vote at the Meeting and any adjournments.

                            By Order of the Board of Directors of
                            Transamerica Income Shares, Inc.,



                            May 6, 2002

 Your vote is very important regardless of the number of shares that you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the proxy card are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed proxy card, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your proxy card unless you later decide to change your vote.

                       TRANSAMERICA INCOME SHARES, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 11, 2002

                       PROXY STATEMENT DATED MAY 6, 2002


   This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Transamerica Income Shares, Inc. (the "Fund"), a closed-end mutual fund, for use at the Annual Meeting of Shareholders of the Fund to be held at 9:00 a.m. on July 11, 2002, at 1150 South Olive Street, Los Angeles, CA 90015, and any adjournments thereof (collectively, the "Meeting"). A notice of the Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Meeting and proxy card(s) are first being mailed to shareholders on or about May 6, 2002. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Fund's investment adviser (the "Investment Adviser"), other representatives of the Fund or ADP-Investor Communication Services ("ADP"). The Fund has retained ADP as its proxy solicitor for the Meeting of shareholders. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement will be approximately $12,750 and will be borne by the Fund. The Fund's most recent annual report for the year ended March 31, 2002, will be mailed to Fund shareholders on or about May 15, 2002, and will be available to you upon request without charge from the Fund's transfer agent, Mellon Investor Services, Inc., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; telephone toll free: 1-800-288-9541.


   Abstentions and broker nonvotes are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but will not be counted in favor of or against the proposal. Broker "nonvotes" occur when the Fund receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote.

   If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. You may instead vote via the Internet or by telephone by following the enclosed instructions.

   A quorum constituting a majority of the Fund's shares outstanding as of the record date, April 26, 2002, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement if sufficient votes have been received for approval.


   The Board of Directors has fixed the close of business on April 26, 2002, as the record date (the "Record Date") for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. There were 6,318,771 shares outstanding on the Record Date, representing a market value of $164,288,046, of which 92.4% are owned by shareholders, and 7.6% are owned by affiliates of the Fund.


   Appendix 1 sets forth the shareholders entitled to cast 5% or more of the Fund's votes. To the best of the Fund's knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix 1.

   As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the shares.

   Section 30(h) of the Investment Company Act of 1940 (the "1940 Act") requires the Fund's officers, directors and investment adviser, the affiliated persons of the investment adviser, and the beneficial owners of more than 10% of the Fund's shares to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, and to provide copies of these reports to the Fund. To the Fund's knowledge, no person owns beneficially more than 10% of its shares, thus there were no requirements pursuant to Section 30(h) of the 1940 Act during the fiscal year ended March 31, 2001.

   In order that your shares may be represented at the Meeting, you are requested to:

  -- indicate your instructions on the enclosed proxy card;

  -- date and sign the proxy card;

  -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  -- allow sufficient time for the proxy card to be received on or before 5:00 p.m., Pacific Time, July 9, 2002.

   You may also vote via the Internet or by telephone. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote.

   The Fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc., is located at 570 Carillon Parkway, St Petersburg, Florida, 33716. Prior to February 7, 2002, Transamerica Investment Management, LLC served as investment adviser to the Fund. State Street Bank and Trust Company, the Fund's custodian, is located at 225 Franklin Street, Boston, Massachusetts 02110. Mellon Investor Services, Inc., located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660, serves as transfer agent to the Fund.

   The Fund is required to hold annual meetings of shareholders. Please help save the cost of follow-up mailings by promptly returning the proxy card.

   Proposal 1. Directors. The Board of Directors of the Fund (the "Board") request at this Meeting that shareholders consider and vote on the election of new directors to the Board of the Fund. Please read the entire proxy statement and exhibits attached hereto to determine how this proposal will affect the Fund before casting your vote.

                                 THE PROPOSAL:

                     ELECTION OF A NEW BOARD OF DIRECTORS

   Shareholders are asked to consider the election of eight new Directors to the Fund at the Meeting pursuant to the Fund's Bylaws, which permit the election of Directors at any meeting to be held.

   At a meeting held on February 7, 2002 (the "Board Meeting"), the current Directors, Dr. James H. Garrity, Jon C. Strauss, Gary U. Rolle, and Peter J. Sodini (the "Current Directors"), including the Current Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "Disinterested Directors"), unanimously nominated for election to the Board: Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., John R. Kenney, Janice B. Case, Leo J. Hill, William W. Short, Jr. and Daniel Calabria (together, the "Nominees"). Based on the recommendation of Fund management, the Board determined that it would be in the best interest of the Fund and its shareholders to consolidate governance of the Funds within the AEGON Fund complex, and noted that the Nominees currently serve as directors for other funds in the complex. As part of the consolidation, the Board (including the Disinterested Directors) unanimously approved the assumption of the investment advisory agreement between the Fund and Transamerica Investment Management, LLC ("TIM"), its investment adviser, by AEGON/Transamerica Fund Advisers, Inc. ("ATFA") at the Board Meeting. ATFA also serves as the investment adviser to AEGON/Transamerica Series Fund, Inc., Transamerica Variable Insurance Fund, Inc. and Transamerica Occidental Life Insurance Company Fund B, all affiliates of the Fund. As part of the assumption by ATFA, TIM will serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement with ATFA.

   Consequently, subsequent to the election of the Nominees for Director by the shareholders, each of the Current Directors intends to tender his resignation, and, thus, will no longer act as a Director to the Fund. Each Director is to be elected to serve until reaching the designated retirement age or until a successor is duly elected and qualified. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders, except to the extent required by law, regulation or the listing standards of the New York Stock Exchange. Each of the Nominees named has agreed to serve as a Director if elected. However, should any Nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

   The following sets forth the names, ages, principal occupations, and other information relating to the Nominees:

Disinterested Nominees:


                                                                    Number of
                                      Term of                     Portfolios In
                                      Office                          Fund          Other
                                        and    Principal             Complex    Directorships
                          Position(s) Length   Occupation          Overseen by     Held by
                           Held with  of Time  During the            Nomimee     Nominee for
  Name, Address and Age     Fund(1)   Served  Past 5 Years        for Director    Director
  ---------------------   ----------- ------- ------------        ------------- -------------
Peter R. Brown             Nominee,     N/A    Currently Retired;      93            N/A
11180 6th Street East      Director            Vice Chairman,
Treasure Island, FL 33708                      Trustee, IDEX
(DOB 5/10/28)                                  Mutual Funds
                                               (IDEX) (1986-
                                               present); Vice
                                               Chairman,
                                               Director,
                                               AEGON/
                                               Transamerica
                                               Series Fund, Inc.
                                               (ATSF) (1986-
                                               present);
                                               Chairman of the
                                               Board, Peter
                                               Brown
                                               Construction
                                               Company (1963-
                                               2000); Rear
                                               Admiral (Ret.)
                                               U.S. Navy
                                               Reserve, Civil
                                               Engineer Corps.

Charles C. Harris          Nominee,     N/A    Currently Retired;      93            N/A
2840 West Bay Dr. #215     Director            Trustee, IDEX
Belleair Bluffs, FL 33770                      (1994-present);
(DOB 7/15/30)                                  Director, ATSF
                                               (1986-present)

                                                                     Number of
                                     Term of                       Portfolios In
                                     Office                            Fund          Other
                                       and    Principal               Complex    Directorships
                         Position(s) Length   Occupation            Overseen by     Held by
                          Held with  of Time  During the              Nomimee     Nominee for
 Name, Address and Age     Fund(1)   Served  Past 5 Years          for Director    Director
 ---------------------   ----------- ------- ------------          ------------- -------------
Russell A. Kimball, Jr.   Nominee,     N/A      General Manager,        93            N/A
1160 Gulf Boulevard       Director              Sheraton Sand
Clearwater Beach, FL                            Key Resort
34630                                           (1975-present);
(DOB 8/17/44)                                   Trustee, IDEX
                                                (March 2002-
                                                present);
                                                Director, ATSF
                                                (1986-present).

Daniel Calabria           Nominee,     N/A      Currently Retired;      93            N/A
7068 S. Shore Drive S.    Director              Trustee, IDEX
South Pasadena, FL 33707                        (1996-present);
(DOB 3/05/36)                                   Director, ATSF
                                                (2001-present);
                                                President of the
                                                Florida Tax Free
                                                Funds (1993-
                                                1995); President
                                                and Director
                                                (1995) of Sun
                                                Chiropractic
                                                Clinics, Inc.;
                                                Executive Vice
                                                President (1993-
                                                1995) of William
                                                R. Hough & Co.

William W. Short, Jr.     Nominee,     N/A      President and           93            N/A
12420 73rd Court North    Director              majority
Largo, FL 33773-3046                            shareholder of
(DOB 2/25/36)                                   Shorts, Inc.;
                                                Trustee, IDEX
                                                (1994-present);
                                                Director, ATSF
                                                (2000-present);
                                                Chairman of
                                                S.A.C. Apparel
                                                Corp., Southern
                                                Apparel Corp.
                                                and S.A.C.
                                                General
                                                Distributors

                                                                Number of
                                  Term of                     Portfolios In
                                  Office                          Fund          Other
                                    and    Principal             Complex    Directorships
                      Position(s) Length   Occupation          Overseen by     Held by
                       Held with  of Time  During the            Nomimee     Nominee for
Name, Address and Age   Fund(1)   Served  Past 5 Years        for Director    Director
--------------------- ----------- ------- ------------        ------------- -------------
Janice B. Case         Nominee,     N/A      Trustee, IDEX         93            N/A
205 Palm Island NW     Director              (March 2002-
Clearwater, FL 33767                         present);
(DOB 9/27/52)                                Director, ATSF
                                             (2001-present);
                                             Senior Vice
                                             President (1996-
                                             2000), Vice
                                             President (1990-
                                             1996) and
                                             Director of
                                             Customer
                                             Service &
                                             Marketing
                                             (1987-1990),
                                             Florida Power
                                             Corp.

Leo J. Hill            Nominee,     N/A      Dealer Candidate      93            N/A
2101 N. Main St.       Director              (August 1999-
Gainesville, FL 32609                        present),
(DOB 3/27/56)                                University Ford,
                                             Athens Georgia;
                                             Trustee, IDEX
                                             (March 2002-
                                             present);
                                             Director, ATSF
                                             (2001-present);
                                             Market President
                                             (1997-1998),
                                             NationsBank;
                                             President &
                                             CEO (1994-
                                             1997), Barnett
                                             Bank of the
                                             Treasure Coast,
                                             Florida.

Interested Nominees:


                                                              Number of
                                 Term of                    Portfolios In
                                 Office                         Fund
                                   and       Principal         Complex         Other
                     Position(s) Length     Occupation       Overseen by   Directorships
 Name, Address and    Held with  of Time  During the Past      Nomimee    Held by Nominee
        Age           Fund (1)   Served       5 Years       for Director   for Director
-------------------- ----------- ------- ------------------ ------------- ---------------
John R. Kenney (2)    Nominee,     N/A   Chairman, Director      93             N/A
P.O. Box 5068         Director           (1986-present),
Clearwater, FL 34618                     President,
(DOB 2/8/38)                             (March 1993-
                                         June 2000),
                                         ATSF; Trustee,
                                         Chairman (1996-
                                         present), CEO
                                         (1996-2002),
                                         IDEX; Co-CEO
                                         of Great
                                         Companies,
                                         L.L.C.; Chief
                                         Executive Officer
                                         (April 1982-
                                         present),
                                         President
                                         (December 1978-
                                         December 1999),
                                         Western Reserve
                                         Life Assurance
                                         Co. of Ohio;
                                         President,
                                         AEGON/
                                         Transamerica
                                         Fund Advisers,
                                         Inc. (September,
                                         1997-present);
                                         President,
                                         AEGON/
                                         Transamerica
                                         Fund Services,
                                         Inc. (September
                                         1997-present)

--------

(1) If elected, each Nominee for Director will hold office for an indefinite term until the earlier of 1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or 2) a Director resigns or his or her term as a Director is terminated in accordance with the Fund's By-Laws.


(2) Such Nominee is an "interested person" of the Fund as defined in the 1940 Act and an affiliated person of AEGON/Transamerica Fund Advisers Inc., the Fund's investment adviser; Transamerica Investment Management, LLC, the Fund's sub-adviser; AEGON/Transamerica Series Fund, Inc.; Transamerica Variable Insurance Fund, Inc.; and Transamerica Occidental Life Insurance Company Fund B, all affiliates of the Fund. Such director received no compensation directly from the Fund.

Nominee Ownership of Equity Securities

   As of December 31, 2001, the Nominees did not beneficially own shares of the Fund, or any of the Funds overseen by a Nominee in the same family of investment companies, except as set forth in the following table:


                                                 Aggregate Dollar
                                     Dollar       Range of Equity
                                    Range of  Securities in All Funds
                                     Equity      Overseen or to be
                                   Securities   Overseen by Nominee
                                     in the        in Family of
           Name of Nominee            Fund     Investment Companies
           ---------------         ---------- -----------------------
           Peter R. Brown.........    N/A        $50,000-$100,000
           Charles C. Harris......    N/A               $0
           Russell A. Kimball, Jr.    N/A         Over $100,000
           Daniel Calabria........    N/A           $1-$10,000
           Janice B. Case.........    N/A               $0
           William W. Short, Jr...    N/A         Over $100,000
           Leo J. Hill............    N/A        $10,000-$50,000
           John R. Kenney (1).....    N/A         Over $100,000

--------
(1) Such Nominee is an "interested person" of the Fund as defined in the 1940 Act, as discussed above.

Conflicts of Interest


   The following table sets forth information about securities issued by certain of the Fund's affiliates that are beneficially owned by the Disinterested Nominees or members of his or her immediate family representing interests in those affiliates. For this purpose, "immediate family member" includes the Nominee's spouse, children residing in the household and certain dependents of the Nominee:



                                                          Title
                           Name of Owners and              of      Value of      Percent
    Name of Nominee      Relationship to Nominee  Company Class  Securities(1)   of Class
    ---------------     ------------------------- ------- ----- ---------------- --------
Peter R. Brown          Marina D. Brown, spouse   IDEX(2)   A    $10,000-$50,000    0
Charles C. Harris                  N/A              N/A    N/A        N/A          N/A
Russell A. Kimball, Jr. Martha A. Kimball, spouse IDEX(2)   A   $50,000-$100,000    0
Daniel Calabria                    N/A            IDEX(2)   A      $1-$10,000       0
Janice B. Case                     N/A              N/A    N/A        N/A          N/A
William W. Short, Jr.   Joyce J. Short, spouse    IDEX(2)   A    Over $100,000      0
Leo J. Hill                        N/A              N/A    N/A        N/A          N/A

--------

(1) As of December 31, 2001.


(2) IDEX Mutual Funds ("IDEX") is an affiliate of the Fund.


   The Current Directors of the Fund met 5 times in 2001. Each of the Current Directors attended at least 75% of such meetings.

   Each Disinterested Director currently receives a total annual retainer fee of $1,500, plus $1,000 and incidental expenses for each regular meeting attended, and $1,000 for each special meeting attended. Members of the Audit Committee receive $250 for each meeting of that Committee.

   During 2001, the Nominees received no compensation from the Fund. During 2001, the Directors received the following compensation from the Fund.


                         DIRECTORS' COMPENSATION TABLE


                    (for the year ended December 31, 2001)





                                          Pension or               Total
                                          Retirement            Compensation
                                           Benefits  Estimated   From Fund
                                           Accrued     Annual     and Fund
                              Aggregate   As Part of  Benefits    Complex
                             Compensation    Fund       Upon      Paid To
    Name of Person, Position  from Fund    Expenses  Retirement Director(1)
    ------------------------ ------------ ---------- ---------- ------------
        James H. Garrity
          Director..........    $6,750       N/A        N/A       $10,250
        Peter J. Sodini
          Director..........    $6,750       N/A        N/A       $10,250
        Jon C. Strauss
          Director..........    $6,750       N/A        N/A       $10,250

--------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.



The Fund's Officers:



   The Fund's officers, their ages and principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 1150 South Olive Street, Los Angeles, California 90015. The Fund does not pay compensations to its officers.


                                         Term of
                                       Office and  Principal Occupation(s) or
                      Position(s) Held  Length of      Employment During
   Name and Age          with Fund     Time Served        Past 5 Years
   ------------       ---------------- ----------- --------------------------
   Gary U. Rolle (60)    President      14 Years    President, Transamerica
                         &                          Investment Management,
                         Chairman                   LLC; Director,
                                                    Transamerica Investors,
                                                    Inc.

                                           Term of
                                         Office and  Principal Occupation(s) or
                        Position(s) Held  Length of      Employment During
 Name and Age              with Fund     Time Served        Past 5 Years
 ------------           ---------------- ----------- --------------------------
 Ann Marie Swanson (36)  Vice President    1 Year    Legal Counsel,
                         & Secretary                 Transamerica Investment
                                                     Management LLC; Vice
                                                     President & Deputy
                                                     Counsel, Baring Asset
                                                     Mgmt. (prior to 2001);
                                                     Vice President & Director
                                                     of Compliance, Boston
                                                     Company (prior to 2000)
 E. Lake Setzler (34)..  Treasurer &       1 Year    Controller, Transamerica
                         Assistant                   Investment Management,
                         Secretary                   LLC and Transamerica
                                                     Investment Services, Inc.;
                                                     Chief Accounting Officer,
                                                     Alta Residential Mortgage
                                                     Trust (1998-2000);
                                                     Controller, Southern
                                                     Pacific Bank (1996-1998)




   Disinterested Nominees will be permitted to participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by the Fund and by certain other entities, including AEGON/Transamerica Series Fund and IDEX Mutual Funds. Compensation may be deferred on a current basis for services rendered as a director/trustee.

                             SHAREHOLDER APPROVAL

   The election of each Nominee requires an affirmative vote of a majority of outstanding voting shares entitled to vote present at the Meeting in person or by proxy. Fund shareholders will vote together as a single class on the election of Nominees for the Fund.

The Board of Directors of the Fund Recommends a Vote "For" Each New Director of
                                   the Fund.

The Audit Committee

   No Current Director is standing for election to continue in that role. Assuming shareholder approval of the proposed slate of Nominees for Director, the Board's Audit Committee will be composed of Messrs. Brown, Kimball, Harris and Short. The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board.

   The Board has adopted a written charter for the Fund's Audit Committee, which appears as Appendix B to this proxy statement. The Fund's current Audit Committee is composed of Peter Sodini, John Strauss, James Garrity, and the Fund's Treasurer, Lake Setzler. Each of Messrs. Sodini, Strauss and Garrity is a Disinterested Director, and is an "independent" director for purposes of
Section 303.01 of the New York Stock Exchange Listing Standards. The Audit Committee met once in 2001. The Audit Committee has reviewed and discussed with the Fund's management the audited financial statements of the Fund for the year ended March 31, 2001. Ernst & Young LLP, the Fund's independent public accountants, has discussed with the Audit Committee all matters required to be discussed by the Statement on Auditing Standards No. 61. Ernst & Young LLP provided the Audit Committee the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and has discussed its independence with the Board.

   Based on the review and discussions noted above, and consistent with the roles and responsibilities referred to above and in the Committee's Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

The Corporate Responsibility Committee/Nominating Committee

   The current Corporate Responsibility Committee is composed of Messrs. Sodini, Strauss, Garrity and Rolle, and met 1 time during the Period. The functions performed by the Corporate Responsibility Committee include nominating independent directors and committee memberships. Assuming shareholder approval of the proposed slate of Nominees for Director, the newly elected Board will form a Nominating Committee that will consist of Peter R. Brown, Charles C. Harris and Russell A. Kimball, Jr. The Nominating Committee will act in the same or similar capacity as the Corporate Responsibility Committee and will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary and must be received by December 31, 2002.

   Proposal 2. Management And Investment Advisory Agreement. The Board recommmends that at this Meeting shareholders ratify the continuance of the Management and Investment Advisory Agreement between the Fund and AEGON/Transamerica Fund Advisers, Inc. (the "Agreement") as approved at the Board Meeting held on February 7, 2002. Please read the entire proxy statement and exhibits attached hereto to determine how this proposal will affect the Fund before casting your vote.

                                 THE PROPOSAL:

          TO RATIFY THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT


   AEGON/Transamerica Fund Advisers, Inc. (the "Adviser") is a wholly owned subsidiary of First AUSA Life Insurance Company ("First AUSA"). The Adviser provides management, investment advisory and research services to the Fund for an annual fee of 1/2 of 1% of the Fund's average net assets (accrued weekly and payable monthly), and pays for office space, facilities, equipment and salaries of the Fund's officers. The Adviser may purchase without additional cost to the Fund statistical information and other services from other sources, including Transamerica Investment Management, LLC ("TIM") and other affiliates. The Fund pays all other expenses, including taxes, brokerage, transfer agent fees, custodial fees, stock exchange listing costs, shareholder reports, postage, auditing and legal fees. The Adviser guarantees that the Fund's expenses (exclusive of interest, taxes and brokerage commissions) shall not exceed 11/2% of the first $30 million of average net assets and 1% over $30 million. If that limit is exceeded, the Adviser will pay the excess to the Fund. The Agreement must be renewed annually by a) the Directors or a by majority of the Fund's outstanding shares; and b) by a majority vote of the Directors who are not "interested persons" of any such party to the Agreement cast in person at a special meeting called for such purposes. The terms of the Agreement, including the fees, are identical to the Agreement between the Fund and TIM, which served as the Fund's adviser prior to February 7, 2002, and now serves as the Fund's sub-adviser. The original Agreement was entered into in 1972, and was last ratified by shareholders at the annual meeting of shareholders held on July 26, 2001.


   The Directors of the Fund, including those Directors who are not "interested persons" of parties to the Agreement approved the assumption of such Agreement by the Adviser on February 7, 2002, and recommend that shareholders ratify the continuance of such Agreement. In connection with its recommendation that shareholders ratify continuance of the Agreement, the Board evaluated such factors as the Adviser's experience in providing various financial services and investment advice to the Fund, as well as its reputation, integrity, financial responsibilty and stability. Based upon its review, the Board concluded that the terms of the Agreement and the fees are fair and reasonable, in light of the usual and customary terms and charges made by others for comparable services, and that it is in the best interest of the Fund and its shareholders to continue the Agreement. Shareholder approval is by a vote of the lesser of
a) majority of outstanding shares, or b) 67% of the shares voted, so long as more than 50% of the shares actually vote.

   At the end of the fiscal year, March 31, 2002, the Fund had net assets of $146,496,118 and paid fees of $760,599 for advisory services. Advisory fees in the fiscal years ended 2001 and 2000 were $740,290 and $760,862, respectively.

   The Board of Directors of the Adviser with ages indicated are: Larry N. Norman (49), Brian C. Scott (58) and Douglas C. Kolsrud (46). President and CEO of the Adviser: Brian C. Scott (58); Executive Vice President: Thomas R. Moriarty (51); Vice President, General Counsel, Compliance Officer and
Secretary: John K. Carter (41); and Vice President and Treasurer: Allan J. Hamilton (46). In addition, Heidi Y. Hu (39), Vice President of TIM, the Fund's sub-adviser, is Portfolio Manager of the Fund.

   Proposal 3. Auditors. The Board requests at this Meeting that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Fund. Please read the entire proxy statement and exhibits attached hereto to determine how this proposal will affect the Fund before casting your vote.

                                 THE PROPOSAL:

              TO RATIFY ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

   On May 10, 2001, the Audit Committee and the Board, including a majority of those Directors who are not "interested persons", selected Ernst & Young LLP to audit the accounts of the Fund for the year ended March 31, 2002. Ernst & Young LLP has advised the Fund that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Fund or any of its affiliates other than as auditors. Services provided included examination of the annual financial statements, meeting with the Fund's Audit Committee, and review of Federal income tax returns. Ratification is by a majority of the shares represented at the annual meeting. Representatives of Ernst & Young LLP are not expected to be present at the Meeting.

Audit Fees

   Ernst & Young LLP billed the Fund aggregate fees of $32,000 for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2002. These fees also included tax consultation and return review.

Financial Information Systems Design and Implementation Fees

   Ernst & Young LLP did not render any financial information systems design and implementation services to the Company or the Adviser, during the fiscal year ended March 31, 2002.

All Other Fees

   Ernst & Young LLP billed the Adviser $9,600 in fees for tax services during the 2001 calendar year. The Audit Committee has considered whether the provision of these other services is compatible with maintaining Ernst & Young LLP's independence.

                             SHAREHOLDER PROPOSALS

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals by December 31, 2002 to the Secretary of the Fund at 570 Carillon Parkway,
St. Petersburg, Florida 33716.

                                 OTHER MATTERS

   Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                 ANNUAL REPORT

   A copy of the Fund's Annual Report may be obtained without charge by writing to the Fund's transfer agent, Mellon Investor Services, Inc., Overpeck
Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; or calling toll free:
1-800-288-9541.

                            By Order of the Board of Directors,
                            Transamerica Income Shares, Inc.
                            Los Angeles, CA

                                  APPENDIX 1

            SHAREHOLDERS ENTITLED TO CAST 5% OR MORE OF FUND VOTES


Name and Address of Shareholder Number of Shares % of Fund
------------------------------- ---------------- ---------
   Wilmington Trust Company....     479,575        8.9%
   1100 N. Market Street
   Wilmington, DE 19801

                                  APPENDIX B

                            AUDIT COMMITTEE CHARTER

The responsibilities of the Audit Committee of Transamerica Income Shares, Inc. ("Company") include:

  . Recommending to the Board of Directors of the Company the selection, retention or termination, as appropriate, of the independent public accountants for the Company.

  . Reviewing the independent public accountants' compensation, the proposed terms of their engagement, and their independence.

  . Recommending to the Board of Directors of the Company, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

  . Reviewing the arrangements for and scope of the audit of annual financial statements.

  . Reviewing annual financial statements and unaudited semi-annual financial statements, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

  . Reviewing, as appropriate and in consultation with the independent public accountants, accounting policies and procedures applicable to the Company as well as any management responses to comments relating to those policies and procedures.

  .  Reviewing independent public accountants' opinions.

  . Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

  . Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Company operations.

  . Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

  . Meeting at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's responsibilities.

  . Meeting at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

  . Generally acting as a liaison between the independent public accountants and the Board of Directors.

  . Annually reviewing and, as appropriate, implementing changes to its Charter.

  . Providing, when requested, information to the Board of Directors which may assist its determinations and findings regarding Audit Committee members that:

       1. All members have no relations or conflicts that may interfere with the exercise of their independence from management and the Company,

       2. All members are financially literate, as reasonably interpreted in the Board's business judgment, and

       3. One or more members possess accounting or related financial management expertise, as reasonably interpreted in the Board's business judgment.

TRANSAMERICA INCOME SHARES, INC.
1150 SOUTH OLIVE STREET
LOS ANGELES, CA 90015
                                  TRANSAMERICAN INCOME SHARES, INC. (THE "FUND")

                    The undersigned hereby instructs Ann Marie Swanson and E. Lake Setzler to vote, as deisgnated below, all shares of the above Fund, that the undersigned is entitled to provide instructions for at the Annual Meeting of Shareholders to be held July 11, 2002 at 9:00 a.m., at 1150 South Olive Street, Los Angeles, CA 90015, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated May 6, 2002, receipt of which is hereby acknowledged.

                    Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

To vote by Telephone
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet
1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail
1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS      TRNSA1                            KEEP THIS PORTION FOR YOUR RECORD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
TRANSAMERICA INCOME SHARES, INC.
1. To elect new members of the Board
   of Directors of the Fund as follows:     For  Against   Abstain                                            For  Against  Abstain
                                                                    2. To ratify the Management and
   John R. Keney                            [ ]    [ ]      [ ]        Investment Advisory Agreement          [ ]    [ ]      [ ]
                                                                       between the Fund and AEGON/
   Peter R. Brown                           [ ]    [ ]      [ ]        Transamerica Fund Advisers, Inc.

   Charles C. Harris                        [ ]    [ ]      [ ]     3. To ratify Ernst & Young LLP as
                                                                       independent auditors                   [ ]    [ ]      [ ]
   Russell A. Kimball, Jr.                  [ ]    [ ]      [ ]

   William W. Short, Jr.                    [ ]    [ ]      [ ]    In their discretion, Ann Marie Swanson and E. Lake Setzler, on behalf of the Fund, may transact such other business as may
   Daniel Calabria                          [ ]    [ ]      [ ]    properly come before the meeting and any adjournment(s) thereof.

   Janice B. Case                           [ ]    [ ]      [ ]    THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND
                                                                   WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.
   Leo J. Hill                              [ ]    [ ]      [ ]
                                                                   Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



--------------------------------   ----------                      --------------------------------  --------
Signature [PLEASE SIGN WITHIN BOX]    Date                         Signature (Joint Owners)             Date
------------------------------------------------------------------------------------------------------------------------------------